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                        UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

             -----------------------------------

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                       April 21, 2003
             -----------------------------------
               (Date of earliest event report)

                          CNF Inc.
             -----------------------------------
     (Exact name of registrant as specified in charter)

    Delaware               1-5046              94-1444798
    ----------             ------              ----------
  (State or other        (Commission         (IRS Employer
   jurisdiction of        File Number)        Identification
     incorporation or                              Number)
       organization)

     3240 Hillview Avenue, Palo Alto, California  94304
     ---------------------------------------------------
          (Address of principal executive offices)
                         (zip code)

     Registrant's telephone number, including area code:
                       (650) 494-2900












ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          99 Press Release dated April 21, 2003.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 21, 2003 CNF Inc. issued the press release attached hereto, which is being furnished to the U.S. Securities and Exchange Commission (the "Commission").

The attached press release presents CNF's net income for common shareholders before special items, denominated in dollars and in cents per diluted share. Net income for common shareholders before special items is not in accordance with generally accepted accounting principles ("GAAP"). CNF's management believes that the presentation of this non-GAAP financial measure provides useful information to investors regarding CNF's financial condition and results of operations, because it focuses on what CNF believes to be its core business operations, and because it is more directly comparable to earnings estimates issued by analysts covering CNF, who typically consider only earnings from core business operations when issuing such estimates.






                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CNF Inc.
                        ------------
                        (Registrant)

April 21, 2003          /s/Chutta Ratnathicam
                        -----------------------
                        Chutta Ratnathicam
                        Chief Financial Officer



                        EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
99                  Earnings release issued on April 21, 2003.